UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

UMB FINANCIAL CORPORATION (Exact name of registrant as specified in its charter)

            Missouri                   0-4887               43-0903811
(State or other jurisdiction of    (Commission file      (IRS Employer
                      incorporation)                number)           Identification No.)

                           1010 Grand Boulevard

       Kansas City, Missouri                         64106
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (816) 860-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 29, 2004 UMB Financial Corporation issued a press release announcing its earnings release for the fourth quarter of 2003.  A copy of this press release is attached as
Exhibit 99.1.

                                                     UMB FINANCIAL CORPORATION
                                                              (Registrant)

                                                     _______________________________
January 29, 2004                                     /s/Daniel C. Stevens
                                                     Chief Financial Officer